LOAN AGREEMENT

THIS LOAN AGREEMENT, entered into on this 2nd day of August 2018, by and between Charmt, Inc., a Nevada corporation (the “Borrower” or “Borrower”), and Gediminas Knyzelis (the “Lender,” each of Lender and Borrower, a “Party,” collectively, the “Parties”).

RECITALS

WHEREAS, the Lender desires to advance to the Borrower $50,000 as a loan;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I

THE LOAN

1.1

Loan. The Lender hereby agrees to make a loan to the Borrower of Two Hundred Thousand Dollars (USD$50,000) (the “Loan”).

1.2

Interest. This Loan shall be interest free and shall not accrue any interest.

1.3

Payments. Lender shall advance to the Borrower in amounts he deems necessary. Such amounts together shall not exceed the full amount of the Loan (USD $50,000).

1.4

All payments by the Borrower under this Agreement shall so far as the law permits be made in full without any deduction or withholding (whether in respect of a set off, counterclaim, duties, tax, charges, levies or otherwise howsoever).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

The Borrower hereby makes the following representations and warranties all of which shall be deemed to be continuing representations and warranties so long as any of the Loan shall remain outstanding:

2.1

Organization and Qualification. The Borrower is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Borrower is duly qualified to transact business in each jurisdiction in which qualification is required, except where the failure to so qualify, individually or in the aggregate, would not have a Material Adverse Effect. “Material Adverse Effect” means any circumstance, change in, or effect on the Borrower that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Borrower taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Borrower taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Borrower to operate or conduct the Borrower’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Borrower; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Agreement; (iii) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (iv) changes in laws or Generally Accepted Accounting Principles after date hereof or interpretation thereof; or (vi) any matter set forth in this Agreement or the schedules or exhibits thereto.

2.2

Subsidiaries. As of the Effective Date, the Borrower has no subsidiaries.

2.3

Authorization. The Borrower has all requisite power and authority to execute and deliver the Agreement and perform its obligations thereunder. All corporate action on the part of the Borrower and its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreement, has been taken or will be taken prior to the Closing. The Agreement have been duly executed and delivered by Borrower, and assuming that it has been duly executed and delivered by the Lender, constitute valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE LENDER

The Lender hereby makes the following representations and warranties all of which shall be deemed to be continuing representations and warranties so long as any of the Loan shall remain outstanding:

3.1

Authorization. The Lender is a foreign individual and a citizen of Lithuania.

ARTICLE IV

MISCELLANEOUS

4.1

No Waiver. No delay on the part of a Party in exercising any power or right hereunder or any other document shall operate as a waiver of any such power or right, nor act as a consent to any departure by such Party from any of the terms or conditions hereof or thereof, preclude other or further exercise thereof, or the exercise of any other power or right. No waiver whatsoever shall be valid unless in writing signed by both Borrower and the Lender and then only to the extent set forth therein.

4.2

Entire Agreement; Modification or Amendment. This Agreement and other related documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. This Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrower and Lender.

4.3

Successors or Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, their respective successors and assigns.

4.4

Assignment. Lender shall have the unrestricted right at any time or from time to time, and without Borrower’s consent, to assign all or any portion of its rights and obligations hereunder, and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender shall deem necessary to effect the foregoing.

4.5

Addresses of Notices. Any written notice required or permitted to be given by this Agreement shall be given or made in writing, including telecopy, and shall be, as elected by the party giving such notice, served personally by messenger or courier service, telecopied (followed up by a mailing), or mailed in the United States by prepaid, registered or certified mail, return receipt requested, to the following:

If to Borrower:

Hobujaama 4, Tallinn 10151 Estonia

Tel: +12512629446

If to Lender:

Hobujaama 4, Tallinn 10151 Estonia

Tel: +12512629446

Any notice given in accordance with the provisions of this paragraph shall be deemed effective, if hand delivered, on the date of such delivery, or on the date telecommunicated if telecopied, or if mailed, on the date upon which the return receipt is signed or delivery refused or the notice is designated by the postal authorities as not deliverable, as the case may be. Each party may give notice to each of the other parties of a change of its address for the purpose of giving notice under this paragraph that, thereafter until changed by like notice, shall be the address of such party for purposes of this Agreement.

4.6

Titles. The titles and headings indicated herein are inserted for convenience only and shall not be considered a part of this Agreement or in any way limit the construction or interpretation of this Agreement.

4.7

Waiver of Trial by Jury. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

IN WITNESS WHEREOF the parties hereto have signed, sealed, delivered and executed this Agreement as of the date first written above.

LENDER:

By:	/s/ Gediminas Knyzelis
Name:	Gediminas Knyzelis

BORROWER:

HARMT, INC.

By:	/s/ Gediminas Knyzelis
Name:	Gediminas Knyzelis
Title:	President